Investor Presentation December 2019

Cautionary Statement Regarding Forward‐Looking Statements This presentation contains “forward‐looking statements” which express our expectations concerning future events, plans, results and objectives. All statements based on future expectations rather than on historical facts are forward‐looking statements that involve a number of risks and uncertainties, and the Company cannot give assurance that such statements will prove to be correct. While the Company believes that such forward‐looking statements are based on reasonable assumptions, there can be no assurance that such future events, plans, results and objectives will be achieved or achieved on the schedule or in the amounts indicated. The factors which could affect the Company’s future results include, but are not limited to, general economic conditions, our ability to execute our business strategy; our limited operating history; our ability to obtain additional financing to affect our strategy; loss of one or more of our customers; cyclical or other changes in the demand for and price of LNG and natural gas; operational, regulatory, environmental, political, legal and economic risks pertaining to the construction and operation of our facilities; hurricanes or other natural or manmade disasters; dependence on contractors for successful completions of our energy related infrastructure; reliance on third party engineers; inability to contract with suppliers and tankers to facilitate the delivery of LNG on their chartered LNG tankers; competition from third parties in our business; failure of LNG to be a competitive source of energy in the markets in which we operate, and seek to operate; increased labor costs, and the unavailability of skilled workers or our failure to attract and retain qualified personnel; a major health and safety incident relating to our business; failure to obtain and maintain approvals and permits from governmental and regulatory agencies including with respect to our planned operational expansion in Mexico; changes to health and safety, environmental and similar laws and governmental regulations that are adverse to our operations; volatility of the market price of our common stock; and our ability to integrate successfully the businesses of Stabilis Energy, LLC and American Electric and additional acquisitions in the expected timeframe. In addition to the factors described above, you should carefully read and consider the Risk Factors set forth in our Prospectus filed with the Securities and Exchange Commission on November 8, 2019 and “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of our most recent quarterly report on Form 10‐Q, as updated in our subsequent quarterly reports on Form 10‐Q and annual reports on Form 10‐K, which are available on the SEC’s website at www.sec.gov or on the Investors section of our website at www.stabilisenergy.com. Each forward‐looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward‐looking statements herein even if experience or future events make it clear that any of the future events, plans, results and objectives expressed or implied herein will not be realized, except as required by law. 2

Stabilis at a Glance Company Snapshot Business Highlights Liquefaction Plant . Stabilis produces and supplies LNG to a diverse set of end markets offering a unique  George West, TX portfolio of turnkey solutions, including LNG production, storage, transportation and  logistics, fueling and delivery systems, and 24/7 field service . Stabilis produces LNG at its company‐owned facility in George West, TX, where it can  produce 100,000+ gallons of LNG per day . Successfully and safely delivered 200+ million gallons of LNG through 20,000+  deliveries leveraging its broad distribution network across the U.S., Mexico and  Canada . Stabilis Energy is a leading producer,  . Scalable business model with strong growth and significant operating leverage – 21%  marketer and distributor of liquefied  increase in LTM revenue and 78% increase in LTM adjusted EBITDA vs. FY2018 natural gas (“LNG”) to customers  across the U.S., Mexico and Canada . Mexico market expansion strategy offers access to a high growth geographic region,  including LNG production at a new Monterrey facility . Ticker: SLNG . Execution of growth strategy is de‐risked by management’s demonstrated track record  . Headquarters: Houston, TX  building Stabilis’ full LNG supply chain . Financial Snapshot: End Markets ($ in millions) $45.4 35.0% $37.3 25.0% 12.6%  8.6%  15.0% $20.4 Industrial & Remote Power Pipeline & Utilities Oil & Gas 5.0% (5.0%) (15.0%) (22.6%) ‐$10.0 (25.0%) 2017 2018 LTM 9/30/19 Revenue Adjusted EBITDA Margin Mining OTR Trucks Marine 3

Investment Highlights 1 Large and growing market opportunity as the global economy transitions away from traditional energy sources to  cleaner and cheaper natural gas 2 Largest and most experienced small‐scale LNG operator in North America 3 Complete North American footprint offers customers a full suite of LNG solutions and services 4 Large, attractive growth opportunity in Mexico driven by need for clean and inexpensive fuel sources 5 Scalable business model with strong growth and significant operating leverage 6 Strategic investment and validation from Chart Industries (ticker: GTLS), a global leader in the LNG space 7 Highly‐experienced management and operating team with demonstrated ability to execute Stabilis’ business plan 4

Natural Gas and Liquefied Natural Gas Basics LNG Enables Customers to Access Natural Gas Without Direct Pipeline Infrastructure . Natural gas is abundant  in North America and is  used for utility,  industrial, residential,  commercial and  transportation  applications LNG is natural gas chilled LNG is not flammable as a liquid . Natural gas is primarily  to ‐260 degrees Fahrenheit and quickly dissipates if released transported via pipeline  where there is sufficient  LNG infrastructure 101 . To reach remote areas,  natural gas is liquefied  (LNG), stored, and  transported to end  users via truck or marine  vessel LNG shrinks to 1/600th Natural gas releases significantly lower  the volume of natural gas emissions than other fossil fuels Source: U.S. Energy Information Administration, industry research.  5

Small‐Scale Production Offers Large Opportunity for LNG Small‐Scale LNG offers a scalable method for replacing energy sources such as petroleum and coal What is Small‐Scale LNG Production? How Does Small‐Scale LNG Reach End‐Users? Small‐scale liquefaction plants are developed to service  specific markets and generally have a production  capacity of less than one million gallons per day Pipeline Gas Small‐Scale LNG Plant Why Do Customers Use Small‐Scale LNG? 1 Virtual pipeline for markets that do not have access to  LNG Transport traditional pipeline infrastructure or to supplement  pipeline natural gas during service interruptions 2 Lower fuel and operating costs compared to  competing fuels such as diesel and propane Industrial &  Pipeline &  Oil & Gas Mining OTR Trucks Marine Remote Power Utilities Source: Engie; Strategy & Research, GEA Group Aktiengesellschaft. 6

LNG Adoption in North America Is Rapidly Accelerating LOWER COST PRICE STABILITY  SUPPLY STABILITY IMPROVED OPERATING  REDUCED ENVIRONMENTAL  PERFORMANCE EMISSIONS Attractive and Stable LNG Prices Catalyzing Demand ULSD, Propane & LNG Pricing(1) Projected North American Small‐Scale LNG Demand ($ per MMBTU) (millions of LNG gallons per year)  30.0 Rack ULSD Rack Propane` Rack LNG 2,000 1,800  25.0 1,600 1,400  20.0 1,200  15.0 1,000 800 $ per MMBTU  10.0 Million of LNG Gallons 600 400  5.0 200  ‐ 0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2018 '19 '20 '21 '22 '23 '24 '25 '26 '27 '28 '29 '30 Sources: Bloomberg, U.S. Energy Information Administration, Company Presentation, Deloitte Research, 2016 World LNG Report, McKinsey, ADI Analytics. (1) Data through November 2019. 7

Company History  Since its inception, Stabilis has undergone a series of transformational initiatives and achieved key strategic  partnerships to capitalize on the North American LNG market 2017 Purchases Flint  2003 Hills ownership of  Prometheus Energy  George West   is founded 2019 facility 2018 Forms Joint  2013 Acquisition of  Venture with  Stabilis is founded as a  Prometheus  Grupo CLISA to  pioneer in mobile and  Energy 2019 invest in LNG and  stationary small‐scale  Acquires  CNG assets in  LNG solutions Diversenergy to  Mexico 2019 establish local  Completes share  2013 LNG operating  2019 Co‐invest in  exchange with AETI 2014 company in  Announces closing  George West  and begins trading  Acquires US‐small‐ Mexico of strategic  facility with Flint  under SLNG scale LNG assets  2015 Investment from  Hills Resources from industry‐ Announces  Chart Industries leading natural gas  opening of LNG  producer, Encana liquefaction  facility in George  West, TX Development, plant construction  Corporate transition  Focus on growth opportunities  and early‐stage partnerships and proven execution including Mexico 8

Stabilis Offers Industry‐Leading Fuel Programs and Reach  Production Distribution LNG  LNG  Transportation &  Equipment Rental &  Production Supply Network Logistics Field Service Support Agreements with carriers Comprehensive  Lease, install and  Build and operate  for national distribution  Overview North American LNG  operate cryogenic  liquefaction plants and tailor made logistics  supply network equipment software 100,000+ LNG  gallon per day  Supply contracts with  200+ million LNG gallons  150+ piece fleet of  Scale plant in George  25+ LNG producers delivered since inception mobile equipment West, TX  Opportunity to build new  Can deliver LNG  24/7 field service  plants, with 2nd liquefier  Proven track record of safe  Highlights anytime throughout  and remote  already owned and targeted  and on‐time deliveries North America monitoring for the Mexican market 9

Production Facility | George West, TX Our Small‐Scale Liquefier in George West, TX . State‐of‐the‐art liquefaction facility with nameplate production capacity of  100,000+ LNG gallons per day . Construction completed on time and on budget – incorporated over 500 changes  from standard design during construction that increased production and  reliability Stabilis . LNG Plant Austin 99% operating uptime exceeds design specifications Houston San Antonio . Industry‐leading team with extensive know‐how in operating the plant under  various conditions Corpus Christi Facility George West, TX  (270,000 gallons) LNG Storage Tanks  Truck Loading Racks Rolling Stock Equipment 10

Extensive Distribution Network Across North America  Over 1.5 million gallons available daily  Only LNG producer with complete North American footprint  Mobile and flexible fleet addresses diverse geographic regions ( Canada x 2 ) George West,  TX Plant LNG Supply Source Mexico x  1 11

Growing Customer Demand for LNG Total volume of Stabilis’ LNG production and distribution  5,000  5 ,0 0 0  4,500  4 ,5 0 0  4,000  4 ,0 0 0  3,500  3 ,5 0 0  3,000  3 ,0 0 0  2,500  2 ,5 0 0  2,000  2 ,0 0 0  1,500  1 ,5 0 0 LNG Gallons per Month (in thousands)  1,000  1 ,0 0 0  500  5 0 0  ‐  ‐ Jan'17 May'17 Sep'17 Jan'18 May'18 Sep'18 Jan'19 May'19 Sep'19 Production Gallons per Month ` Distribution Gallons per Month 12

Proven Ability to Serve Customers Across Diverse End Markets Revenue Composition % by End Market 54% 33% 8% 3%2% Industrial &  Oil & Gas Pipeline &  Mining OTR Trucks Remote Power Utilities Key Metrics Since Inception 20,000+ 200M+ 200+ gallons  deliveries made projects served delivered 13

Growth Opportunity: Mexican LNG Market Mexico’s need for more reliable energy makes it an attractive market for LNG production and distribution Strong Fundamentals for Small‐Scale LNG in Mexico Mexico Natural Gas Supply Shortfall Expected to Increase Projected Mexican Natural Gas Demand by Sector vs. Domestic Production (units in billion cubic feet per day, bcfd)10 Large and increasing market for natural gas 9.2 9 8 Electricity 7.5 Lack of natural gas pipeline infrastructure Industrial 7 Petroleum 5.3 Residential & 6 +46% Commercial (1) 3.7 Higher cost of alternative fuels 5 Mexico’s Domestic  4 Production 3 1.4 +46% Lower transportation costs 2.1 2 2.3 (36%) Fewer existing experienced LNG operators 1 1.5 0 2016 2030 Source: SENER Prospectiva de Gas Natural, FTI Analysis. (1) Residential and Commercial in 2016 is 0.1 Bcfd and 2030 is 0.2 Bcfd. 14

Mexico Market Fundamentals

	Actual Barrels per Day	Equivalent LNG Gallons per Day	% Total	Estimated LNG Market Penetration Base	Estimated LNG Market Penetration High	Potential LNG Gallons per Day		% Total	
Road Transport	370,200	29,679,339	56%	2.5%	5.0%	741,983	1,483,967	27%	32%
Power Generation	162,400	14,861,774	28%	5.9%	11.0%	872,576	1,641,562	31%	35%
Industrial	55,100	4,064,443	8%	26.6%	34.8%	1,079,662	1,416,271	39%	30%
Energy	27,800	2,450,022	5%	0.9%	1.8%	22,198	44,396	1%	1%
Marine	14,600	1,204,198	2%	2.4%	4.9%	29,186	59,291	1%	1%
Rail	13,700	1,126,335	2%	2.5%	5.0%	28,158	56,317	1%	1%
	643,800	**53,386,110**		**5.2%**	**8.8%**	**2,773,764**	**4,701,804**		

- Diesel and propane replacement represent the primary market targets in the industrial sector
- Transition away from heavy fuel oil (HFO) will require a regional LNG and power production solution; market opportunity could be significant
- Shifting away from diesel and liquefied petroleum gas (LPG) for road transportation will require fueling infrastructure build-out and investment in natural gas fleets
- Marine and rail are robust, emerging markets that could present meaningful opportunities for growth

Approximately 1.0 - 1.7 billion gallons per year

Equivalent to 25 - 50 100,000 LNG-gpd liquefiers

Source: Sistema of Información Energética (SENER)

15

Our Go‐To Market Strategy in Mexico Joint Venture with Grupo CLISA Diversenergy Acquisition August 2019 August 2019 Pursue investments in small‐scale LNG  Enables Stabilis to rapidly expand LNG  market development in Mexico with a  distribution in Mexico locally established player Leading Position in Mexico . Partnership provides local  capabilities and access to the  broader Mexico market . Direct access to U.S. pipelines . Less mature market enables Stabilis  to secure attractive contracts Stabilis  . Limited investment remaining to  j Monterrey install existing liquefaction plant in  Monterrey . Distribution range covers a critical  Guadalajara geography of the Mexico market Mexico City . Additional LNG production and  distribution projects under  development . Marine and other distribution  assets under development 16

Target 2020 Milestones Complete construction of Monterrey liquefaction plant and commence operations Secure one additional LNG supply source in Mexico Increase utilization of existing plant (90%+) and rolling stock assets (60%+) Execute initial marine bunkering project 17

Industry‐Leading Senior Management Team Jim Reddinger, Chief Executive Officer • Multiple leadership positions with Stabilis since co‐founding in 2013, including CFO, COO and CEO  • Led construction of the George West facility as well as several acquisitions and partnerships Jim Aivalis, Chief Operating Officer • 38+ years’ experience in the energy industry; formerly CEO of Prometheus Energy and ThruBit, both Shell Ventures companies • Held senior roles at Tenaris where he led global commercialization through R&D, licensee support and technical sales Andy Puhala, Chief Financial Officer • 25 years’ experience in the energy industry, including multiple global assignments for Baker Hughes • Formerly CFO of ERA Group, AETI and AccessESP; held other senior finance roles in the energy sector Koby Knight, Senior Vice President – Operations, Engineering and Construction • Energy executive specializing in LNG, CNG, and renewable gas, built large‐scale production facilities and 300+ fueling stations • Formerly Assistant Vice President of CLNE’s LNG Operations; managed LNG production, supply, fueling and logistics operations Matt Barclay, Senior Vice President – Business Development • 20+ years’ experience in LNG production and distribution, as well as the renewable natural gas markets • Founding partner of Prometheus where he held various senior operations, business development and executive roles Steve Stump, Senior Vice President – Sales  • 45+ years’ sales experience in the cryogenic and compressed gas industries and introduced Stabilis’ LNG sales into Mexico • Held senior roles at Chart, Worthington and others; has supplied over 60 countries with intermodal gas and equipment Stage Marroquin, President of CyroMex Joint Venture • Currently VP of International Business Development at Groupo CLISA and formerly Director of Mexico Operations of Diversenergy • Responsible for developing new business ventures with leading international partners for Grupo CLISA 18

Financial Overview 19

Recent Financial Highlights Commentary Key Financial Metrics . Revenue ramp driven by organic growth  2017 2018 LTM 9/30/19 ($ in millions) across both our production and  distribution businesses Revenue $20.4 $37.3 $45.4 . Utilization of the George West liquefier  (2) Revenue Growth % 82.6% 21.6% averaged 72% for the 9 MOE 9/30/19 vs.  46% for the 9 MOE 9/30/18 Adjusted EBITDA (4.6) 3.2 5.7 (2) – Driven by increased demand from  Adjusted EBITDA Growth % NM 78.2% customers in industrial end markets  and Mexico  % Margin (22.6%) 8.6% 12.6% (3) (1) . Stabilis expects its EBITDA margin to  Net Income / (Loss)  (15.0)  (11.1)  (7.8) expand with increased capacity utilization  and profitable revenue growth through  investment in new production and  Total Debt $7.5 $9.2 $7.9 distribution opportunities Cash on Hand  1.5  1.3  4.5 (1) 2017 net income not reflective of one‐time “Bargaining Purchase Gain” line item ($27.1). (2) LTM growth calculated using 2018 as base. (3) Before income / (loss) attributable to noncontrolling interests. 20

Attractive Business Model Pathway to Sustainable and Profitable Growth . Increase utilization of George West facility  – Demonstrated ability to produce above nameplate – Minimal maintenance expense/capex . Improve asset utilization of transportation and logistics operations to enhance distribution  Revenue Growth offering . Secure additional 1‐2 LNG liquefaction facilities – Launch production of Monterrey, Mexico plant with minimal additional capex – Leverage engineering and expertise from existing plants to efficiently build new facilities Cost Structure . Minimal SG&A and operating expense increases required to support revenue growth Inorganic Growth . Selective acquisition of distribution assets and field equipment 21

Appendix 22

Income Statement ($ in thousands, except per share data) Three Months Ended  Nine Months Ended      September 30, September 30, 2019 2018 2019 2018 Revenue LNG product $7,919 $6,914 $26,872 $21,812 Rental, service and other 2,595 1,087 7,712 4,754 Total Revenue $10,514 $8,001 $34,584 $26,566 Operating Expenses: Cost of LNG product $5,191 $5,098 $18,289 $17,046 Cost of rental, service and other 2,436 1,121 5,546 3,476 Selling, general and administrative expenses 3,834 1,607 8,037 4,667 Depreciation expense 2,307 2,190 6,892 6,573 Total Operating Expenses $13,768 $10,016 $38,764 $31,762 Loss From Operations Before Equity Income ($3,254) ($2,015) ($4,180) ($5,196) Net Equity Income From Foreign Joint Ventures' Operations: Income from equity investments in foreign joint ventures $187 ‐ $187 ‐ Foreign joint ventures' operations related expenses (52) ‐ (52) ‐ Net Equity Income From Foreign Joint Ventures' Operations $135 ‐ $135 ‐ Loss From Operations ($3,119) ($2,015) ($4,045) ($5,196) Other Income (Expense): Interest expense, net ($339) ($1,202) ($947) ($3,482) Other income 124 ‐ 61 352 Gain from disposal of fixed assets 17 ‐ 17 162 Total Other Income (Expense) ($198) ($1,202) ($869) ($2,968) Loss before income tax expense ($3,317) ($3,217) ($4,914) ($8,164) Income tax expense 38 ‐ 38 ‐ Net Loss ($3,355) ($3,217) ($4,952) ($8,164) Net income (loss) attributable to noncontrolling interests ‐ (130) 207 (84) Net Loss Attributable to Controlling Interests ($3,355) ($3,087) ($5,159) ($8,080) Basic and Diluted Net Loss per Share ($0.22) ($0.82) ($0.37) ($2.14) Source: SEC filings. 23

Balance Sheet ($ in thousands) September 30,  December 31,  September 30,  December 31,  2019 2018 2019 2018 ASSETS LIABILITES Current Assets: Current Liabilities: Cash and cash equivalents $4,516 $1,247 Current portion of long‐term notes payable $1,000 $2,500 Accounts receivable, net 4,707 4,359 Current portion of finance lease obligation ‐ related parties 4,662 3,879 Inventories, net 107 106 Current portion of operating lease obligations 340 ‐ Prepaid expenses and other current assets 3,868 2,115 Short‐term notes payable 831 121 Due from related parties 1 22 Accrued liabilities 5,395 2,913 Total Current Assets $13,199 $7,849 Accounts payable and other accrued expenses 4,298 2,684 Total Current Liabilities $16,526 $12,097 Non‐Current Assets: Property, plant and equipment, net $62,617 $66,606 Non‐Current Liabilities: Right‐of‐use assets 1,002 ‐ Long‐term notes payable, net of current portion $1,077 $6,577 Goodwill 4,960 ‐ Long‐term notes payable, net of current portion ‐ related parties 5,000 ‐ Investments in foreign joint ventures 9,268 ‐ Finance lease obligations, net of current portion ‐ related parties 3 3,367 Other noncurrent assets 402 250 Long‐term portion of operating lease obligations 682 ‐ Total Assets $91,448 $74,705 Total Liabilities $23,288 $22,041 EQUITY Preferred Stock ‐ ‐ Stockholders' equity: Common stock 17 13 Additional paid‐in capital 90,748 68,244 Accumulated other comprehensive loss (530) ‐ Accumulated deficit (22,075) (16,916) Total Stockholders' Equity $68,160 $51,341 Noncontrolling interest ‐ 1,323 Total Equity $68,160 $52,664 Total Liabilities and Equity  $91,448 $74,705 Source: SEC filings. 24

Cash Flow Statement ($ in thousands) Nine Months Ended Nine Months Ended September 30, September 30, 2019 2018 2019 2018 Cash Flow from Operating Activities: Cash Flow from Financing Activities: Net loss ($4,952) ($8,164) Proceeds on long‐term borrowings from related parties $5,000 $4,603 Adjustments to reconcile net loss to net cash used in operating activities ‐ ‐ Payments on long‐term borrowings from related parties (2,582) (1,233) Depreciation and amortization  6,892 6,573 Payments on long‐term borrowings ‐ (2,420) Gain on disposal of fixed assets (17) (162) Proceeds from short‐term notes payable 767 408 Bad debt expense 147 ‐ Payments on short‐term notes payable (394) (452) Gain on extinguishment of debt (116) ‐ Net cash provided by financing activities $2,791 $906 Income from equity investment in joint venture (187) ‐ Interest expense restructured to debt ‐ 3,258 Net increase (decrease) in cash and cash equivalents $3,269 ($583) Changes in operating assets and liabilities, net of acquisitions: Cash and cash equivalents, beginning of period $1,247 $1,488 Accounts receivable 1,823 (55) Cash and cash equivalents, end of period $4,516 $905 Due to/(from) related parties 113 (2,148) Inventories 67 (28) Supplemental disclosure of cash flow information: Prepaid expenses and other current assets (1,184) (590) Interest paid $1,108 $1,121 Accounts payable and accrued liabilities 1,117 (199) Income taxes paid ‐ ‐ Other 18 45 Non‐cash investing and financing activities: Net cash provided by (used in) operating activities $3,721 ($1,470) Extinguishment of long‐term debt $7,000 ‐ Cash Flow from Investing Activities: Equipment acquired under capital leases ‐ 1,335 Acquisition of fixed assets ($2,103) ($819) Proceeds on sales of fixed assets 125 800 Acquisition of American Electric, net of cash received (1,876) ‐ Acquisition of Diversenergy, net of cash received 611 ‐ Net cash used in investing activities ($3,243) ($19) Source: SEC filings. 25

Capitalization Cash and Cash Equivalents (as of September 30, 2019) $4.5 million Debt (as of September 30, 2019) $7.9 million Secured Promissory Note with Related Party, 6.0%, Matures December 2022(1) $5.0 million Secured Term Note Payable with Chart Industries, 3.0% + LIBOR, Matures August 2024 $2.1 million Insurance and Other Notes Payable $0.8 million Common Stock (as of November 11, 2019) 16,800,612  % Ownership of Common Stock Casey Crenshaw(2) 77.1% Chart Industries 8.8% Other Insiders 0.8% Source: SEC filings. (1) M/G Finance Co., Ltd.; interest rate 6.0% until December 10, 2020 and 12.0% thereafter. (2) Includes 12,580,808 shares beneficially owned through LNG Investment Co. 26

Thank you.  www.stabilisenergy.com